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                                                             EXHIBIT 10-KK

                           AMENDMENT NUMBER 5 TO
                   TRANSFER AND ADMINISTRATION AGREEMENT


          AMENDMENT NUMBER 5 TO TRANSFER AND ADMINISTRATION
AGREEMENT (this "Amendment"), dated July 17, 1995, among TECH DATA
FINANCE, INC., a California corporation, as transferor (the "Transferor"), TECH DATA CORPORATION, a Florida corporation ("Tech Data"), as collection agent and as guarantor (in such capacities respectively, the "Collection Agent" and the "Guarantor") and ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), amending that certain Transfer and Administration Agreement dated as of December 22, 1993 among the Transferor, the Collection Agent, the Guarantor and the Company, as amended by amendments dated as of May 19, 1994, August 18, 1994, October 10, 1994 and as of January 31, 1995 (the "Original Agreement" and said agreement as amended by this Amendment, the "Agreement").

     WHEREAS, the Transferor and Tech Data have requested that the Company agree to certain changes in certain financial covenants set forth in the Original Agreement; and

     WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1.  Amendment to Original Agreement

         (a) The text of Section 5.5 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

               (a) Indebtedness to Total Capital. Tech Data shall not permit the ratio of Consolidated Funded Indebtedness to Consolidated Total Capital to exceed .60 to 1.00 at any time.

               (b) EBIT to Interest Expense. Tech Data shall not permit the ratio of Consolidated EBIT to Consolidated Interest Expense to be less than 2.00 to 1.00 at any time. Capitalized terms used in

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         this Section 5.5 and not defined herein shall have those meanings assigned in Exhibit N.

     SECTION 2. Effective Date. The undersigned parties hereby agree that this Amendment shall be effective as of July 31, 1995.

     SECTION 3. Representations and Warranties. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in Section 3.3 of the Original Agreement.

     SECTION 4. Amendment and Waiver. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the Transferor and the Company.

     SECTION 5. Successors and Assigns. This Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; provided, however, that the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

     SECTION 6.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRANSFEROR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 7. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without
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invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 8. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 9. Ratification. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.

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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.


                                    ENTERPRISE FUNDING CORPORATION,
                                       as Company

                                    By:  /s/ THOMAS S. DUNSTAN
                                         -----------------------
                                    Name: Thomas S. Dunstan
                                    Title: Vice President


                                    TECH DATA FINANCE, INC.,
                                    as Transferor
                                    By:/s/ ARTHUR W. SINGLETON
                                       ---------------------------
                                    Name: Arthur W. Singleton
                                    Title: Vice President


                                    TECH DATA CORPORATION,
                                      as Collection Agent and Guarantor

                                    By: /s/ ARTHUR W. SINGLETON
                                    Name: Arthur W. Singleton
                                    Title: Vice President, Treasurer &
                                            Secretary
                                       4




                  AMENDMENT NUMBER 6 TO
          TRANSFER AND ADMINISTRATION AGREEMENT


          AMENDMENT NUMBER 6 TO TRANSFER AND
ADMINISTRATION AGREEMENT (this "Amendment"), dated as of
November 1, 1995, among TECH DATA FINANCE, INC., a
California corporation, as transferor (the "Transferor"), TECH DATA CORPORATION, a Florida corporation ("Tech
Data"), as collection agent and as guarantor (in such capacities respectively, the "Collection Agent" and the "Guarantor") and ENTERPRISE FUNDING CORPORATION, a
Delaware corporation (the "Company"), amending that certain Transfer and Administration Agreement dated as of December 22, 1993 among the Transferor, the Collection
Agent, the Guarantor and the Company, as amended by various amendments dated as of May 19, 1994, August 18, 1994, October 10, 1994, January 31, 1995 and July 17,
1995 (the "Original Agreement" and said agreement as amended by this Amendment, the "Agreement").

          WHEREAS, the Transferor has requested that the Company agree to an increase in the Maximum Net
Investment under the Original Agreement and to an extension of the Termination Date;

          WHEREAS, on the terms and conditions set forth herein, the Company has agreed to increase its Maximum
Net Investment under the Original Agreement and has agreed to an extension of the Termination Date; and

          WHEREAS, capitalized terms used herein shall have the meanings assigned to such terms in the Original
Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

          SECTION 1. Amendment to Definitions.

          (a) The definition of "Concentration Factor" is hereby deleted in its entirety and replaced with the following (solely for convenience of reference the modified language in this definition is italicized):


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               ""Concentration Factor" means for any
Designated Obligor (a) 2% of the Outstanding Balance of all Eligible Receivables; provided however, that for up to three (3) Designated Obligors at any one time, 2.5% of the Outstanding Balance of all Eligible Receivables at such time; provided further, however, that with respect to any Designated Obligor and its affiliates whose long term unsecured debt obligations are rated at least "A1" by Moody's and at least "A+" by Standard & Poor's and with respect to which rating neither Moody's nor Standard &
Poor's shall have made a public announcement anticipating a downgrading of such Designated
Obligor's long term unsecured debt obligations to a rating less than the aforementioned ratings ("A1/A+
Rated Obligors") 5% of the Outstanding Balance of all Eligible Receivables at such time, or (b) such other greater amount determined by the Company in the reasonable exercise of its good faith judgment and disclosed in a written notice delivered to the Transferor."

          (b) The definition of "Loss Reserve" is hereby amended by deleting the amount "15,000,000" in the text of the last sentence thereof and replacing it with the amount "20,000,000".

          (c)   The definition of "Maximum Net
Investment" is hereby deleted in its entirety and replaced with the following:

               ""Maximum Net Investment" means
$200,000,000 or such larger amount, in no event to exceed $250,000,000, as requested by the Transferor upon five Business Days' prior written notice to the Administrative Agent; provided that any increase in the Maximum Net Investment shall be in increments of not less than $25,000,000."

          (d)   The definition of "Maximum Percentage
Factor" is hereby deleted in its entirety and replaced with the following:

          ""Maximum Percentage Factor" means 98%."

          (e) The definition of "Termination Date" is hereby amended by deleting therefrom the reference to
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"December 31, 1995" and replacing such reference with
"December 31, 1996".

          SECTION 2.  Representations and Warranties.
The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original
Agreement. In addition, the Collection Agent and the Guarantor hereby make to the Company, on the date hereof, all the representations and warranties set forth in
Section 3.3 of the Original Agreement.

          SECTION 3.  Conditions Precedent.  This
Amendment shall not become effective until the Company shall have received the following:

                (a)  A copy of the Resolutions of the
Board of Directors of the Transferor and Tech Data certified by its Secretary approving this Amendment and the other documents to be delivered by the Transferor and Tech Data hereunder;

                (b)  A Certificate of the Secretary of
the Transferor and Tech Data certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder (on which Certificates the Company may conclusively rely until such time as the Company shall receive from the Transferor and Tech Data a revised Certificate meeting the requirements of this clause (b)(i)) and (ii) a copy of the Transferor's and Tech Data's By-Laws;

                (c)  An opinion of David Vetter, counsel
to Tech Data, with respect to certain corporate matters and the enforceability of the Agreement as amended hereby in form and substance acceptable to the Company;

                (d)  An opinion of Kindel & Anderson
L.L.P., counsel to the Transferor, addressing certain corporate matters and the enforceability of the Agreement as amended hereby in form and substance acceptable to the Company; and

                (e)  A responsible officer's certificate
of the Transferor and Tech Data executed by Arthur W.
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Singleton, Secretary of the Transferor and Tech Data,
respectively.

           SECTION 4.  Amendment and Waiver.  No provision
hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the Transferor and the Company.

           SECTION 5.  Successors and Assigns.  This
Amendment shall bind, and the benefits hereof shall inure to the parties hereof and their respective successors and permitted assigns; provided, however, the Transferor may not assign any of its rights or delegate any of its duties under this Amendment without the prior written consent of the Company.

           SECTION 6.   Governing Law.  THIS AMENDMENT
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK.  EACH OF THE TRANSFEROR
AND THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE
JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE
SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE
COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL
LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS
AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           SECTION 7.   Severability; Counterparts.  This
Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           SECTION 8.   Captions.  The captions in this
Amendment are for convenience of reference only and shall
not define or limit any of the terms or provisions hereof.
                             4

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           SECTION 9.  Ratification.  Except as expressly
affected by the provisions hereof, the Original Agreement
as amended by this Amendment shall remain in full force
and effect in accordance with its terms and is hereby
ratified and confirmed by the parties hereto.  On and
after the date hereof, each reference in the Original
Agreement to "this Agreement", "hereunder", "herein" or
words of like import shall mean and be a reference to the
Original Agreement as amended by this Amendment.
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          IN WITNESS WHEREOF, the parties hereto have
executed and delivered this Amendment as of the date first written above.


                            ENTERPRISE FUNDING CORPORATION,
                               as Company


                                 By:  /s/ THOMAS S. DUNSTAN
                                      ----------------------
                                 Name: Thomas S. Dunstan
                                 Title: Vice President


                                 TECH DATA FINANCE, INC.,
                                    as Transferor
                                 By:/s/ ARTHUR W. SINGLETON
                                    ------------------------
                                 Name: Arthur W. Singleton
                                 Title: Vice President


                                 TECH DATA CORPORATION,
                                    as Collection Agent and
                                    Guarantor

                                By: /s/ ARTHUR W. SINGLETON
                                    -------------------------
                                Name: Arthur W. Singleton
                                Title: Vice President,
                                       Treasurer & Secretary
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